UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 27, 2023
Aflac Incorporated
_________________________________________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

Aflac Incorporated and its subsidiaries (collectively, "the Company") are updating the Company's Financial Analysts Briefing (“FAB”) Supplement for the period ended December 31, 2022, to reflect the impact to certain 2021 and 2022 data contained in the FAB Supplement as a result of the adoption of the Financial Accounting Standards Board’s Accounting Standard Update 2018-12 Financial Services - Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts, as clarified and amended by (i) ASU 2019-09 Financial Services - Insurance: Effective Date, and (ii) ASU 2020-11 Financial Services - Insurance: Effective Date and Early Application (collectively, “LDTI”) as of January 1, 2023. The amended guidance is applied as of the beginning of the earliest period presented in the Company’s quarterly and annual financial statements, which results in a January 1, 2021 Transition Date. The impacts to the 2021 and 2022 data in the FAB Supplement are being reflected at this time voluntarily and for comparative purposes only. In conjunction with the adoption of LDTI, the Company will change its practice of recording the change in the deferred profit liability on products with limited-payment features from the benefits and claims, net line item to the net earned premiums line item in the consolidated statement of earnings. This change in presentation will have no impact on net earnings and will be made for all comparative periods presented in quarterly and annual financial statements. This change has been reflected in the FAB Supplement, as adjusted for the adoption of LDTI.

The Company is furnishing the FAB Supplement, as adjusted for the adoption of LDTI, as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Title or Description
99.1	Financial Analysts Briefing Supplement (Adjusted for January 1, 2023 LDTI Adoption)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

February 27, 2023	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

2